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                                                                    Exhibit 23.1
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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
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         We consent to the incorporation by reference in the Registration
Statement (Form S-8) pertaining to the Amended 1993 Stock Option Plan of
Cardima, Inc. of our report dated February 3, 1999 with respect to the consolidated financial statements of Cardima, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                                     ERNST & YOUNG LLP

Palo Alto, California
May 31, 2000

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